BTCS

Investor Presentation

May 2026

www.btcs.com

Safe Harbor

BTCS

Forward-Looking Statements:

Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include, without limitation, statements regarding growth (including revenue growth), our position to capitalize on the growth potential of Ethereum, expectations form the integration of DeFi and TradFi mechanisms to maximize ETH holdings, generating high margins, long-term value creation, expected results from Imperium, the Company’s 2026 gross profit target, profitability expectations, beliefs regarding market position, margin expansion, business model scalability, the Company’s ability to generate recurring revenue streams, the benefits of continued investment in scale and order-flow partnerships, and potential effects of pending legislation. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend," "positioned," "focus," "target,” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to the Company on the date of this release. These forward-looking statements are based upon current estimates, assumptions, and expectations and are subject to various risks and uncertainties, many of which are beyond the Company’s control, including without limitation: the inherent volatility of digital asset markets, including the market price of ETH and other digital assets; regulatory developments affecting digital assets and blockchain technology; competition in block-building, staking, and DeFi markets; operational risks associated with Builder+, Imperium, and NodeOps, including smart contract vulnerabilities and DeFi protocol failures; technological implementation challenges; cybersecurity risks; counterparty risks in DeFi protocols; potential loss or theft of digital assets; impermanent loss and liquidity risks associated with DeFi lending, borrowing, and liquidity provision activities; risks related to the Company’s use of leverage and collateralization requirements; fluctuations in transaction volumes and blockspace demand on the Ethereum network; risks related to changes in Ethereum network protocols, consensus mechanisms, or gas fee structures; concentration risk from the Company’s Ethereum-first strategy; risks associated with the Company’s reliance on third-party DeFi protocols; general economic and market conditions; and other risks set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC.

If anyone provides you with different or inconsistent information, you should not rely on it. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s website (www.sec.gov) and on BTCS’s website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS

Blockchain Technology Consensus Solutions

BTCS is a publicly traded Ethereum-focused blockchain technology company that generates revenue from its three distinct business lines, NodeOps, Builder+, and Imperium. The Company's approach emphasizes disciplined execution, growth, and the efficient deployment of ETH and assets across its operations to drive sustainable growth and long-term shareholder value.

- 2014 — Bitcoin Shop Inc. goes public, focused on e-comm. Commences Bitcoin mining by end of 2014.
- 2015 — The Ethereum network officially launches
- 2016 — Changes name from Bitcoin Shop, Inc. to BTCS Inc
- 2019 — Announces digital asset acquisition strategy
- 2020
- 2021 — Launches **NodeOps**
- 2022 — Commences trading on Nasdaq
- 2022 — Introduces the "Bividend," the first dividend payable in Bitcoin by a public company.
- 2023
- 2024 — Launches **Builder+**
- 2025 — Launches **Imperium**
- 2026 — Delivers record 2025 full-year revenue of $16.5 M

Ethereum's Performance [1]

BTCS



Ethereum is the **Best-Performing Asset** Since 2016
45,000%
40,000%
35,000%
30,000%
25,000%
20,000%
15,000%
10,000%
5,000%
0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Ethereum
Bitcoin
Nvidia
Strategy
20,490%
NVIDIA
11,110%
10,820%
Strategy
750%

1. Cumulative return using monthly historical price data from October 1, 2016, to April 1, 2026, sourced from https://www.investing.com/

Ethereum Adoption

Ethereum is the **world's leading** smart contract blockchain that powers the tokenization of real-world assets. Ethereum is used by the **largest institutions** in the world to build stablecoins, tokenize equities, and transform the new digital economy.

Real World Assets on Ethereum[1]



$1.0 T
$800 B
$600 B
$400 B
$200 B
$0 B
$20B
$104B
$97B
$72B
$123B
$180B
$287B
$447B
$695B
$1.08T
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Institutions are Choosing Ethereum



BlackRock
VanEck
Swift
NYSE
DTCC
CIRCLE
coinbase
J.P.Morgan
Robinhood
PayPal

1. Total real-world assets on Ethereum as of each year-end according to https://app.rwa.xyz/networks/ethereum. Years 2026-2028 are estimated based on a 56% compound annual growth rate. Includes: Stabelcoins, U.S Treasury Debt, Commodities, private credit, Institutional Alternative Funds, non-US Government Debt, Public Equity, Corporate Bonds, and Actively-Managed Strategies

Crypto Regulatory Update

Regulatory clarity may support institutional participation

Market Structure Legislation in Progress:

- The CLARITY Act aims to define regulatory jurisdiction between the SEC and CFTC for digital assets
- Seeks to distinguish securities from digital commodities
- Would establish clearer disclosure and compliance standards for crypto markets
- Senate review ongoing, with key provisions under active negotiation

Stablecoin and DeFi Oversight Developing:

- Proposed frameworks include reserve, transparency, and registration standards for stablecoin issuers
- Ongoing debate around stablecoin yield, with potential restrictions on passive rewards
- Emerging distinction between passive yield and activity-based DeFi participation

Current Status:

- House approval achieved; Senate consideration ongoing
- Timeline remains uncertain as negotiations continue
- Regulatory clarity remains a central industry priority in 2026

Implications for BTCS:

- Clearer rules may support broader institutional participation in staking and DeFi
- Shift toward activity-based models aligns with BTCS's focus on active capital deployment
- Increased regulatory clarity may reduce structural risk across NodeOps, Builder+, and Imperium


Rep. Mike Flood @USRepMikeFlood · Jul 17, 2025
The CLARITY Act signals a new era of innovation in America.
From advancing Web3.0 to providing clear rules of the road for the digital asset market, this bipartisan bill ensures the U.S. remains at the forefront of #Fintech.
More from today's debate on the House Floor
REP. MIKE FLOOD
(R) Nebraska
1:03
42
165
704
30K


Bitcoin Magazine
U.S. Treasury: U.S. Needs To Pass Clarity Act To Clear Path For Bitcoin And Crypto Markets
Treasury Secretary Scott Bessent recently pressed lawmakers to act on stalled crypto legislation, saying the United States must secure clear...


CoinDesk
Key Senate Democrat wants U.S. crypto bill to move, and SEC chief reveals danger of defeat
Senator Mark Warner, a leading Democratic negotiator on the market structure bill, said he wants it to pass, and SEC chief Paul Atkins said...


Stuart Alderoty
@s_alderoty · Follow
Productive session at the White House today - compromise is in the air. Clear, bipartisan momentum remains behind sensible crypto market structure legislation. We should move now - while the window is still open - and deliver a real win for consumers and America.
6:45 PM · Feb 10, 2026
7.6K
Reply
Copy link
Read 362 replies

The Ethereum and DeFi Economy

Imperium Operates in a Rapidly Expanding On-Chain Financial System

- $88B of capital is locked in DeFi protocols, forming a deep liquidity base for lending, staking, and liquidity provisioning[1].
- Stablecoin transaction volume exceeds $15T annually, providing the primary liquidity rail for DeFi lending and yield strategies[3].
- Leading DeFi protocols generate billions in estimated annualized revenue, demonstrating real economic activity[4].
- Imperium deploys capital directly into these revenue-generating protocols, positioning BTCS to capture high-margin, utilization-driven income.



Spot Trading Is Moving On-Chain
25%
20%
15%
10%
5%
0%
2%
5%
8%
12%
16%
22%
2020
2021
2022
2023
2024
2025
DEX Share of Spot Volume[2]

1. Total Value Locked across all blockchains according to https://defillama.com/ as of May 1, 2026
2. DEX share of global trading volumes and comparative CEX dynamics: CoinLaw — https://coinlaw.io/decentralized-exchange-vs-centralized-exchange-statistics
3. Stablecoin transaction volumes and usage insights: AirdropBee stablecoin statistics — https://airdropbee.com/stablecoin-statistics-transaction-volume
4. CoinTelegraph Q2 2025 DEX vs CEX volume analysis — https://cointelegraph.com/news/dex-volumes-hit-record-q2-2025-pancakeswap-hyperliquid-lead. Estimated annualized fees inferred from reported trading volumes and typical DEX fee structures.

BTCS

Public Markets – Blockchain Exposure

Investors have multiple avenues to gain exposure to digital assets, but not all exposure is equal:

	Exchange Traded Fund	Digital Asset Treasury	BTCS
ETH 1:1	✅	✅	✅
Yield	❌	✅	✅
Integrated Operations	❌	❌	✅
DeFi / TradFi Capital Formation	❌	❌	✅
Participation in DeFi Economy	❌	❌	✅

BTCS is a publicly traded Ethereum infrastructure company focused on operating validators, block-building, and DeFi infrastructure to generate scalable, high-margin revenue.

DeFi/TradFi Accretion Flywheel

The DeFi/TradFi Accretion Flywheel is a capital strategy that BTCS uses to efficiently raise capital, accumulate assets, and generate scalable revenue.


NodeOps
Staking
Imperium
DeFi
Builder+
Block Building
Share Appreciation
Generate Revenue
Drive Revenue & Grow Assets
Strategic Capital Raise
Accumulate Assets

Multibillion-Dollar Ethereum Markets

BTCS

BTCS's NodeOps, Builder+, and Imperium business lines operate in complementary, multibillion-dollar segments of the Ethereum ecosystem, spanning staking, transaction fee capture, and decentralized finance, each tapping into substantial institutional and on-chain activity.

NodeOps

Market Opportunity[2]:

$2.5B

Key Competitors:

Figment, Blockdaemon

Builder+

Market Opportunity[1]:

$380M

Key Competitors:

TITAN

BeaverBuild

BuilderNet

Imperium

Market Opportunity[3]:

$1.6B

Key Competitors:

jump_

WINTERMUTE

1. Estimated total priority fees and MevBoost tips for 2025 sourced from https://blockworks.com/analytics/ethereum/ethereum-financials
2. Total value of ETH staked sourced from https://beaconcha.in/charts/staked_ether as of May 3, 2026, multiplied by a 2.87% staking yield sourced from https://www.stakingrewards.com/asset/ethereum-2-0 as of May 5, 2026, using a $2,300 ETH price.
3. Estimated total DeFi protocol fees in the last 30 days annualized from Aave, Uniswap, Morpho, Maple, and Curve Finance as of May 5, 2026, sourced from https://defillama.com/protocols

Three Pillars of Revenue Generation

BTCS is positioned to generate scalable, high-margin revenue through its integrated on-chain operations across validators, block building, and DeFi markets.

NodeOps

Staking Through Solo and Rocket Pool Nodes

- ETH is "staked" to operate Ethereum validator nodes.
- Validators verify transactions, propose blocks, and earn rewards.
- BTCS generates staking revenue from consensus layer rewards and transaction fees.


Growth
Margin
Low
High

Builder+

Build Blocks for Validators

- BTCS participates in the block-building value chain
- Operating proprietary builders that optimize and submit blocks to validators.
- BTCS grows builder revenue through tech improvements, order flow, and blockspace control.


Growth
Margin
Low
High

Imperium

Participate in On-Chain DeFi Markets

- BTCS participates in DeFi protocols that support lending, borrowing, and other on-chain financial activities.
- These activities generate high-margin on-chain revenue.


Growth
Margin
Low
High

Growth and margin charts are for illustrative purposes and are not to scale

Revenue Breakdown

BTCS's revenue mix has shifted meaningfully since 2025 toward Imperium, its high-margin, high-growth DeFi segment. Imperium has emerged as a core growth driver, accounting for nearly 50% of Q1 2026 revenue, and will remain a strategic priority throughout the year.


8% Imperium
12% NodeOps
2025 Revenue Breakdown
80% Builder+


47% Imperium
6% NodeOps
Q1 2026 Revenue Breakdown
47% Builder+

Revenue and Gross Margin


Quarterly Revenue
$8 M
$6 M
$4 M
$2 M
$0 M
$0.4 M
$0.6 M
$0.7 M
$2.3 M
$1.7 M
$2.8 M
$4.9 M
$7.0 M
$2.1 M
2024 Q1
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3
2025 Q4
2026 Q1
NodeOps
Builder+
Imperium


Gross Margin
50%
40%
30%
20%
10%
0%
-10%
7%
-3%
22%
12%
47%
2025 Q1
2025 Q2
2025 Q3
2025 Q4
2026 Q1

First Quarter 2026 Financial Highlights

BTCS

Income Statement	Q1 2025	Q1 2026	% Change
Revenues	$1.7 m	$2.1 m	27%
Cost of Revenues	($1.6m)	($1.1 m)	-28%
Gross Profit	$0.1m	$1.0 m	745%
Gross Margin	7%	47%	564%
Operating Expenses	($1.7 m)	($3.7 m)	-102%
Gain (Losses) on Digital Assets[1]	($15.9 m)	($65.0 m)	-308%
Other Income (Expenses)[2]	$0.2 m	($1.7 m)	-881%
Net Income (Loss)	**($17.3 m)**	**($69.1 m)**	**-295%**
Balance Sheet			
Total Assets	$21.0 m	$129.0 m	513%
Total Liabilities[3] [4]	$0.5 m	$56.9 m	11,855%

(1) Includes realized and unrealized gains and losses on digital assets.
(2) Includes interest expense, change in fair value of warrant liabilities, impairment loss on non-fungible tokens, loss on settlement of dividend payable, and loss on extinguishment of debt.

Capitalization Table[1]

BTCS

Equity Instrument	Fully Diluted Common Shares
Common Stock[2]	46, 706,099
Restricted Common Stock (Not Vested) [2]	3,069,272
Restricted Stock Units Issued (Not Vested)	2,681,835
Convertible Debt (weighted average conversion price of $8.47)	2,107,757
Options to Purchase Common Stock (weighted average exercise price of $2.72)	2,632,695
Warrants to Purchase Common Stock (weighted average exercise price of $6.02)	1,411,566
Total	**58,609,224**
Series V Preferred Stock[3][4]	15,671,405

Common Stock Insider Ownership Breakdown	
Public Holders	82%
Insider Holders [3]	18%

(1) As of May 14, 2026
(2) The Common Stock outstanding was 49.8 million (inclusive of unvested restricted stock) as of May 14, 2025.
(3) Includes 278,375 restricted shares of Series V Preferred Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting.
(4) Shareholders have authorized the board to convert the Series V to common stock on a 1:1 basis. However, as part of the July 21, 2025, convertible note financing terms, the Company agreed that, while the notes remain outstanding, it will not amend its non-convertible Series V Preferred Shares to allow for conversion into common stock prior to January 21, 2027.

Leadership Team & Board

Executive Team:



Charles Allen
Chief Executive Officer & Chairman of the Board



Michael Prevoznik
Chief Financial Officer



Benjamin Hunter
Chief Technology Officer



Eldari Gogiashvili
Ethereum Team Lead

Board of Directors:



Melanie Pump
Director



Charlie Lee
Director



Ashley DeSimone
Director

For full biographies of our Leadership Team and Board of Directors, visit our website at www.btcs.com.

Key Takeaways

- Growing revenue, scaling operations, and improving margin
- Financial flexibility to raise accretive capital
- Most seasoned public crypto company with experienced leadership
- Potential Regulatory tailwinds may support Ethereum, stablecoins, and DeFi
- New entrants bring more attention and understanding to the space



BTCS Annual Revenue
$20 M
$10 M
$0 M
$1.3 M
$4.1 M
$16.5 M
2023
2024
2025



Market Cap
$150 M
$100 M
$50 M
$0 M
$25 M
$46 M
$124 M
2023
2024
2025



Total Assets
$200 M
$100 M
$0 M
$27 M
$38 M
$215 M
2023
2024
2025

BTCS

Appendix

Investors

- ir@btcs.com
- www.btcs.com
- www.btcs.com/investors/
- www.btcs.com/news-media/
- www.btcs.com/research-thought-leadership/

Social Media Channels

- www.twitter.com/NasdaqBTCS
- www.linkedin.com/company/nasdaq-btcs
- www.youtube.com/c/BTCSInc

Builder+

www.btcs.com/builder

Basics of Transaction Flow on Ethereum

Mempool:
When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and have associated fees that users pay to prioritize their inclusion on the blockchain.

Searcher:
Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They inform builders of preferred bundles for the next block but don't construct blocks themselves.

Builder:
Builders construct blocks by rearranging transactions and bundles of transactions to maximize fees, then submit the block to validators. Their profit comes from the difference between total transaction fees and the fee paid to a validator.

Relay:
Relays enhance Ethereum's transaction process by securely facilitating communication between builders and validators, keeping block contents hidden from validators until signed.


Mempool
Builder
Validator
Next Confirmed Block
Searcher
Relay

Validator:
Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Builders and Block Construction

What is Builder+?

Builder+ is our Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and transaction bundles and reorder them strategically to create an “optimized block” that contains transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block


#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

Block Building on Ethereum


$ (Cost of Sales)
BTCS
Block Space
Validator

Acquire Block Space

- ***Process*:** Builder+ strategically participates in the Proposer-Builder Separation (PBS) auction system, bidding to secure the right to populate the next block in the chain from the current validator.
- ***Objective*:** Obtain block space at an optimal price to maximize revenue.


Tx
Tx
Tx
Added to Block

Construct Optimized Block

- ***Process*:** Builder+ leverages advanced algorithms to select and sequence complaint* transactions from the public mempool and private order flow.
- ***Objective*:** Construct blocks that maximize the gas fee values within each block while adhering to compliance standards, creating high-value, efficient blocks.


$ (Revenue)
Gas Fees
BTCS

Collect Gas Fees as Revenue

- ***Process*:** Builder+ receives gas fees from transactions added to successfully proposed blocks.
- ***Objective*:** Capture scalable revenue from gas fees, directly supporting BTCS's growth through sustained MEV opportunities.

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Ethereum Transaction Process Flow



Relay
(acts as Escrow Agent)
PBS Auction
Tx
Tx
Tx
Tx
Users
Private Order flow
Mempool
$
Gas Fees
Revenue
Builders
BTCS
$
Cost of Sales
Block 104
Validator
BTCS
Validator Selected to Propose Block Recieve Exectuion Rewards
Ethereum Blockchain
Block 100
12s
Block 101
12s
Block 102
12s
Block 103
12s
Block 104
Validator
Validator
Validator
1 m + Validators Recieve Consensus Rewards for Attesting to Block

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Blockchain Basics

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized
Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed
Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization** and **proliferation of information** on a global scale. Ethereum is ushering in an age of **real-world asset tokenization** and **transfer** without trusted intermediaries (banks, exchanges, etc.)



The internet changed the way people communicate with each other. Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Ethereum's Blockchain
BTCS
Digitization of Information
Tokenization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Stablecoins – Tokenization of currencies like the U.S. dollar



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
ethereum

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Next-Gen PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

Next-Generation Blockchains e.g. Ethereum

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.


Gold Reserves
$27.8T(2)
Bitcoin
$2.0T(1)
Top 4 Next-Generation Blockchains (3)
$641.8B(1)
Estimated Internet Value
(conservative)
$30T
www

Sources: (1) CoinMarketCap.com as of 11/7/2025, (2) Market Capitalization of gold as of 11/7/2025 according to https://companiesmarketcap.com/gold/marketcap/, (3) Includes Ethereum, Solana, BNB, and Tron

The above was prepared by BTCS and reflects solely the opinion of BTCS and its management

Traditional vs Decentralized Finance Example

Decentralized Finance Built on Ethereum

Built on Ethereum, Aave and other DeFi protocols solve inefficiencies in traditional finance by enabling instant, permissionless lending and borrowing. By replacing brick and mortar intermediaries with smart contracts, they reduce costs, improve accessibility, and operate 24/7, eliminating delays, high fees, and restrictive banking hours.

Category	AAVE	Bank
Deposit Rate	4.83%(1)	1.72%(3)
Borrow Rate	6.02%(2)	12.0%(4)
Risk	Overcollateralized	Undercollateralized
Operating Hours	24/7, 365 days a year	9AM – 5PM Monday – Friday, closed often
Governance	Computers, Smart Contract Logic, no human error risk	Humans: Subject to error and influences (political, monetary, etc.)

1. USDT deposit rate on Aave according to https://app.aave.com/ on November 9, 2025.
2. USDT borrow rate on Aave according to https://app.aave.com/ on November 9, 2025.
3. Average High-Yield Savings Account Rate according to https://www.experian.com/blogs/ask-experian/average-savings-account-rates/
4. Revolving credit line rate (management estimate)


Traditional Finance
Depositors
Borrower
BANK
1.72% Interest
12.0% Interest
Loan $
Deposit
Collateral


Decentralized Finance
Depositor
Borrower
Decentralized protocol built on and secured by Ethereum
AAVE
4.83% Fees
6.02% Fees
Loan $
101010
101010
101010
Deposit
Collateral

Ethereum By the Numbers

Ethereum Statistics

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.


Staked ETH
History of daily staked ETH, which is the sum of all Effective Balances.
Zoom 1m 3m 6m YTD 1y All
From Nov 30, 2020 To May 3, 2026
40M
30M
20M
10M
0
ETH
Jan '21 Epoch 6909
Jul '21 Epoch 47624
Jan '22 Epoch 89034
Jul '22 Epoch 129749
Jan '23 Epoch 171159
Jul '23 Epoch 211874
Jan '24 Epoch 253284
Jul '24 Epoch 294224
Jan '25 Epoch 335634
Jul '25 Epoch 376349
Jan '26 Epoch 417759
2021
2022
2023
2024
2025
2026
Staked ETH

Source: https://beaconcha.in/charts/staked_ether

Ethereum Compared to Legacy Store of Value Assets

	ETH	BITCOIN	ART	GOLD	US TREASURY	STOCKS	REAL ESTATE
Portable	✓	✓	✗	✗	✓	✓	✗
Divisible	✓	✓	✗	✗	✓	✓	✗
Durable	✓	✓	✓	✓	✗	✗	✓
Scarce	✓	✓	✓	✓	✗	✗	✓
Yield Generating	✓	✗	✗	✗	✓	✓	✓
Seizure Resistant	✓	✓	✗	✗	✗	✗	✗
Programmable	✓	Limited	✗	✗	✗	✗	✗
Market Size	<$1T	$1T+	$2T+	$20T+	$25T+	$100T+	$300T+

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum

ETH – Stablecoin Flywheel

The growth of the stablecoin economy sets up a powerful flywheel for Ethereum and ETH.

As more stablecoins are put to work on Ethereum, demand for ETH strengthens. A higher ETH value and more secure network attract more institutions and services, which fuels even greater stablecoin adoption.


01. Growing demand for stablecoins
02. More stablecoins put to work on Ethereum
03. Greater use of ETH as collateral
04. ETH price and Ethereum security strengthen
05. More institutions build products on Ethereum
01
02
03
04
05

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum